                                                                   EXHIBIT 10.11


                                January 12, 2004



Mr. Edward A. Brennan
400 North Michigan Avenue
Suite 400
Chicago, IL 60611

Dear Ed:

         You've elected to defer your retainer and meeting fees for calendar year 2004.

         In June 1998, you and the Company entered into an agreement governing the fees you had deferred through that date. That agreement is attached.

         I'm assuming you want to continue to defer your fees in accordance with the June 1998 letter. If so, please sign below and return to me. If you want another agreement, please let me know the details and we'll see what we can do.

         Thank you for your cooperation and if there are questions, please let me know.


                                                   Very truly yours,



                                                   Charles D. MarLett
                                                   Corporate Secretary


Deferral of 2004 fees to be in accordance with June 2, 1998 letter:



AGREED: /s/ Edward A. Brennan         DATE: 1/19/2004
        --------------------------          ---------------------
        Edward A. Brennan


P.S. I'm enclosing two originals - one to be returned to me and the other for your files.

Attachment